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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported) October 31, 2003


                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          Delaware                  333-100164              56-2088493
----------------------------    ------------------    -------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION           (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NUMBER)         IDENTIFICATION NO.)


6525 Morrison Blvd.,
Suite 318
Charlotte, North Carolina                                       28211
------------------------------                         -------------------------
    (ADDRESS OF PRINCIPAL                                    (ZIP CODE)
      EXECUTIVE OFFICES)



Registrant's telephone number, including area code, is (704) 365-0569.


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



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of October 1, 2003 among ACE Securities Corp., as Depositor, Ocwen Federal Bank, FSB, as Servicer, Wells Fargo Bank Minnesota, National Association, as Master Servicer and as Securities Administrator, and Bank One, National Association, as Trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 14, 2003

                                         ACE SECURITIES CORP.


                                         By:  /s/ DOUGLAS K. JOHNSON
                                            ------------------------------------
                                         Name:  Douglas K. Johnson
                                         Title: President

                                         By:  /s/ EVELYN ECHEVARRIA
                                            ------------------------------------
                                         Name:  Evelyn Echevarria
                                         Title: Vice President

                                  EXHIBIT INDEX



                     Item 601 (a) of         Sequentially
Exhibit              Regulation S-K          Numbered
Number               Exhibit No.             Description                 Page
------               -----------             -----------                 ----
1                    4                       Pooling and Servicing       5
                                             Agreement